Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Larry J. Brandt and Tommy W. Richardson, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as such director of First Federal Bancshares of Arkansas, Inc. (the “Company”) to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission) and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”), in connection with the registration under the Securities Act of 1933, as amended, of shares of the Company’s common stock issuable pursuant to the First Federal Bancshares of Arkansas, Inc. Employees’ Savings & Profit Sharing Plan and Trust and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand as of this 19th day of August, 2011.

Signed:	/s/ Larry J. Brandt
Name:	LARRY J. BRANDT

Signed:	/s/ W. Dabbs Cavin
Name:	W. DABBS CAVIN

Signed:	/s/ K. Aaron Clark
Name:	K. AARON CLARK

Signed:	/s/ Frank Conner
Name:	FRANK CONNER

Signed:	/s/ Scott T. Ford
Name:	SCOTT T. FORD

Signed:	/s/ John P. Hammerschmidt
Name:	JOHN P. HAMMERSCHMIDT

Signed:	/s/ Richard N. Massey
Name:	RICHARD N. MASSEY

Signed:	/s/ Sherri R. Billings
Name:	SHERRI R. BILLINGS